EXHIBIT 13.2

              SECTION 1350 CERTIFICATION PURSUANT TO SECTION 906 OF
                        THE SARBANES-OXLEY ACT OF 2002*

In connection with the annual report of Widescope Resources Inc. (the "Company") on Form 20-F for the period ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward
D. Ford, Director and acting Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report containing the financial statements of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2009


/s/ Edward D. Ford
--------------------------------------------
Edward D. Ford
Director and acting Chief Accounting Officer

* A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.